EXHIBIT (21)


        SUBSIDIARIES OF THE REGISTRANT AS OF FEBRUARY 4, 1995

                                     STATE/PROVINCE     COUNTRY
                                     --------------  ------------
CPI Corp.                                Delaware    United States

  Consumer Programs Holding, Inc.        Delaware    United States

    Consumer Programs, Incorporated      Missouri    United States
      d/b/a Sears Portrait Studios

        CPI Brands, Inc.                 Delaware    United States

        Consumer Programs Partner,Inc.   Delaware    United States


    Fox Photo, Inc.                      Delaware    United States
      d/b/a CPI Photo Finish One
              Hour Photo
      d/b/a CPI Photo Finish One
              Hour Photo, Inc.
      d/b/a Fox Photo 1-Hour Lab
      d/b/a Fox PHoto 1-Hour Lab, Inc.

        Fox Photo Partner, Inc.          Delaware    United States


    Proex Photo Systems, Inc.            Missouri    United States
      d/b/a Proex Portrait & Photo
      d/b/a Proex Photo & Lab
      d/b/a Proex Photo
      d/b/a Mainstreet Portraits

    CPI Prints Plus, Inc.                Delaware    United States

        Ridgedale Prints Plus, Inc.      Minnesota   United States
          d/b/a Prints Plus

            Prints Plus, Inc.            California  United States
              d/b/a Prints Plus
              d/b/a Prints & Posters
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

SUBSIDIARIES OF THE REGISTRANT AS OF FEBRUARY 4, 1995 (CONTINUED)


                                      STATE/PROVINCE     COUNTRY
                                      --------------  ------------
Color Laser Corp.                        Delaware    United States
  d/b/a Image Explosion


CPI Photo Finish, Inc.                   Delaware    United States

CPI Copy Services, Inc.                  Missouri    United States
  d/b/a CopyMat
  d/b/a Copy USA
  d/b/a Raging Fingers
  d/b/a Image Explosion

CPI Technology Corp.                     Missouri    United States

CPI Corp. Canada                         Ontario     Canada
  d/b/a Sears Portrait Studios


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